UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 18, 2007

SYS
(Exact Name of Registrant as Specified in Charter)

California	000-04169	95-2467354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Murphy Canyon Road, Suite 200, San Diego, CA 92123
	(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code		858-715-5500

(None)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03. Amendments to Articles of Incorporation o r Bylaws.

On September 18, 2007, The Board of Directors of SYS passed resolutions to amend the corporation’s Bylaws so that the Company would be authorized to issue non-certificated shares.  A copy of the resolutions is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Amendment to Bylaws, dated September 18, 2007 of SYS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SYS (Registrant)
Date: October 5, 2007	By: /s/ Michael W. Fink Michael W. Fink, Secretary

EXHIBIT 99.1

Resolutions to Amend the Company’s Bylaws Concerning Non-Certificated Securities

WHEREAS, Section 416(b) of the California General Corporation Law provides that a corporation may adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates;

WHEREAS, Article VIII, Section 4 of the Company’s Bylaws requires that a certificate or certificates for shares of the capital stock of the Company be issued to each shareholder when any such shares are fully paid;

WHEREAS, The American Stock Exchange has adopted rules which require that listed companies and their securities be eligible for the Depository Trust Company’s Direct Registration System by January 1, 2008 and such eligibility requires that the Company be authorized by its charter documents to issue non-certificated securities.

NOW, THEREFORE, BE IT RESOLVED that Article VIII, Section 4 of the Company’s Bylaws is hereby amended to read in full as follows:

Section 4.                      Stock Certificates

A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefore and the amount paid thereon.  All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder.  Any or all of the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.  Notwithstanding the foregoing, this corporation may adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for the required statements on certificates under Sections 417, 418, and 1302 of the California General Corporation Law, and as may be required by the California Commissioner of Corporations in administering the Corporate Securities Law of 1968, which system (i) has been approved by the United States Securities and Exchange Commission, (ii) is authorized in a statute of the United States, or (iii) is in accordance with Division 8 of the Uniform Commercial Code as adopted in the State of California.

RESOLVED FURTHER that the proper officers of this corporation are hereby authorized and empowered, for and on behalf of the corporation, to negotiate, execute, and deliver such agreements, instruments, papers and documents with the Company’s transfer agent and the Depository Trust Company as such officers, in their discretion, deem necessary or advisable in order to implement this corporation’s participation in the Direct Registration System for the corporation’s shares.

RESOLVED FURTHER, that the proper officers of this corporation are hereby authorized and empowered, for and on behalf of this corporation, to take all such further actions and to execute, deliver, and file all such further documents as they, in their discretion, deem necessary or advisable in connection with the foregoing resolutions.